Exhibit 99.2 1ST QUARTER 2026

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11 Q1 2026

12 FINANCIAL REVIEW Q1 SaaS Highlights +5% YoY +29% YoY $378 +13% YoY Revenue Marketing Center Revenue ARPU Quality Customer % of Revenue 67.0% 70% +800 bps Adjusted Gross Margin(1) Results are inclusive of the Keap acquisition made on October 31, 2024, with the exception of Quality Customer metrics and Marketing Center. (1) See Appendix for a reconciliation of Gross Margin to Adjusted Gross Margin. (2) Defined as clients with greater than $400 monthly recurring revenue. Quality Customer Count(2) +6% YoY b YoY

13 Results are inclusive of the Keap acquisition made on October 31, 2024. The SaaS percentage of revenue may fluctuate due to the timing of revenue recognized from Marketing Services print publications, which are recognized upfront for the full contract term in accordance with ASC 606. However, SaaS continues to account for the clear majority of total revenue and is expected to remain the dominant source going forward.

14 Strategic Shift to the AI-Enabled Unified Growth Platform Existing SaaS Portfolio Revenue2 Thryv Platform Revenue1 (1) Thryv’s "Market, Sell and Grow" (MSG) platform represents more than two thirds of revenue in 1Q '26. MSG includes Marketing Center, Keap and additional marketing value-added services. (2) Our Existing SaaS Portfolio, primarily consisting of Business Center, Workforce Center, and payments as well as other support solutions, continues to generate stable recurring revenue, while the Thryv Platform represents our AI-enabled unified growth engine moving forward. SaaS Revenue results for the quarter ended March 31, 2026.

15 (1)(2) (1) Denotes customers with paid products. (2) In line with changes to the Company's product hierarchy, websites, listing applications and other offerings are now included in the definition of a customer with multiple products. Excludes clients from the Keap acquisition made on October 31, 2024. Includes upgrades to the SaaS platform initiated by Thryv for selected Marketing Services customers at no additional base cost to the converted customers.

16 The compelling underlying trend of Thryv’s subscriber expansion: Thryv's highest-value clients — those spending more than $400/month — are growing. (1) Quality client counts, defined as customers with $400 or more monthly spend, exclude customers resulting from the Keap acquisition.

17 Total SaaS and Local Sales Generated inclusive of results from the Keap acquisition. (1) Thryv Initiated Upgrades refers to upgrades to the SaaS platform initiated by Thryv for selected Marketing Services products at no additional base cost to the converted customers.

18 1st Quarter $ in thousands 2026 2025 YoY% SaaS Revenue $116,738 $111,129 5.0% Adjusted EBITDA(1) 10,816 10,815 Adjusted EBITDA Margin(2) 9.3% 9.7% Marketing Services Revenue $50,946 $70,242 (27.5)% Adjusted EBITDA(1) 13,248 10,086 Adjusted EBITDA Margin(2) 26.0% 14.4% Consolidated Revenue $167,684 $181,371 (7.5)% Net Income (Loss) 4,542 (9,618) Net Income (Loss) Margin 2.7% (5.3)% Adjusted EBITDA(1) 24,064 20,901 Adjusted EBITDA Margin(2) 14.4% 11.5% 1st Quarter Highlights (1) Consolidated Adjusted EBITDA is equal to SaaS Adjusted EBITDA and Marketing Services Adjusted EBITDA. See the Appendix for a reconciliation to Net income (loss). (2) Equal to adjusted EBITDA divided by revenue.

19 Q2 and FY 2026 Outlook (in millions, USD) Q2 2026 Q3 2026 Q4 2026 FY 2026 MARKETING SERVICES REVENUE $31 to $33 $33 to $35 $42 to $44 $157 to $163 Adjusted EBITDA $3 to $4 $30 to $35 (in millions, USD) Q2 2026 FY 2026 SAAS REVENUE $114 to $115 $463 to $471 Adjusted EBITDA $12 to $13 $70 to $75 (in millions, USD) Q2 2026 Q3 2026 Q4 2026 FY 2026 TOTAL COMPANY REVENUE $145 to $148 $620 to $634 Adjusted EBITDA $15 to $17 $100 to $110

21 APPENDIX Non-GAAP Financial Reconciliation *Figures may not foot due to rounding. (in thousands) Q1-25 Q2-25 Q3-25 Q4-25 FY25 Q1-26 Net income (loss) $ (9,618) $ 13,931 $ 5,654 $ (9,660) $ 307 $ 4,542 Interest expense 9,073 8,952 8,585 8,148 34,758 6,607 Depreciation and amortization expense 11,516 10,191 9,615 8,137 39,459 9,166 Stock-based compensation expense 7,737 6,008 5,807 5,698 25,250 4,750 Restructuring and integration expenses 4,682 5,493 5,371 12,634 28,180 6,090 Income tax expense (benefit) (2,865) 8,436 5,817 5,348 16,736 (6,003) Net periodic pension cost 768 778 665 6,606 8,817 345 Other (392) (2,557) (681) 1,969 (1,661) (1,433) Adjusted EBITDA $ 20,901 $ 51,232 $ 40,833 $ 38,880 $ 151,846 $ 24,064

22 Reconciliation of Adjusted Gross Profit to Gross Profit APPENDIX Three Months Ended March 31, 2026 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 75,632 $ 33,624 $ 109,256 Plus: Depreciation and amortization expense 2,497 1,087 3,584 Stock-based compensation expense 47 21 68 Adjusted Gross Profit $ 78,176 $ 34,732 $ 112,908 Gross Margin 64.8% 66.0% 65.2 % Adjusted Gross Margin 67.0% 68.2% 67.3 % Three Months Ended March 31, 2025 (in thousands) SaaS Marketing Services Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 78,770 $ 40,518 $ 119,288 Plus: Depreciation and amortization expense 2,598 1,627 4,225 Stock-based compensation expense 84 70 154 Adjusted Gross Profit $ 81,452 $ 42,215 $ 123,667 Gross Margin 70.9% 57.7% 65.8 % Adjusted Gross Margin 73.3% 60.1% 68.2 % Non-GAAP Financial Reconciliation

23 APPENDIX Supplemental Financial Information The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin for our (i) Marketing Services business and (ii) SaaS business. SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. The supplement financial information also provides Free cash flow, which is a non-GAAP financial measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the reconciliation of these non-GAAP financial measures to the corresponding GAAP financial measures presented in the supplemental financial information or under the heading Non-GAAP Financial Reconciliation. We believe that these non-GAAP financial measures provide useful information about our global SaaS and Marketing Services financial performance, enhance the overall understanding of our global SaaS and Marketing Services past financial performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods. Three Months Ended March 31, 2026 (in thousands) SaaS Marketing Services Total Revenue $ 116,738 $ 50,946 $ 167,684 Adjusted EBITDA 10,816 13,248 24,064 Adjusted EBITDA Margin 9.3% 26.0% 14.4 % Three Months Ended March 31, (in thousands) 2026 2025 Net cash provided by (used in) operating activities $ 1,473 $ (10,481) Additions to fixed assets and capitalized software (6,926) (7,085) Free cash flow $ (5,453) $ (17,566) Three Months Ended March 31, 2025 (in thousands) SaaS Marketing Services Total Revenue $ 111,129 $ 70,242 $ 181,371 Adjusted EBITDA 10,815 10,086 20,901 Adjusted EBITDA Margin 9.7% 14.4% 11.5%

24 1Unbilled receivables represent print revenue earned but not yet invoiced and are expected to result in future cash collections as clients are billed under contract terms. Per ASC 606 accounting policy, print revenue is recognized upfront at the time of delivery.

25 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Adjusted EBITDA1: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Restructuring and integration expenses, Stock-based compensation expense, and other non-operating expenses, such as Net periodic pension cost (benefit), and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin1: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit ("ARPU"): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month. 1Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.